INVENTORIES	12 Months Ended
Dec. 31, 2022
INVENTORIES
INVENTORIES

12 Inventories

Accounting policy

Finished goods and work-in-progress are valued at factory cost, including appropriate overheads, on a first-in first-out basis. Raw materials and bought-in finished goods are valued at purchase price. All inventories are reduced to net realisable value where lower than cost. Inventory acquired as part of a business acquisition is valued at selling price less costs to sell and a profit allowance for selling efforts.

Orthopaedic instruments are generally not sold but provided to customers and distributors for use in surgery. They are recorded as inventory until they are deployed at which point they are transferred to plant and equipment and depreciated over their useful economic lives of between three and seven years.

A feature of the orthopaedic business is the high level of product inventory required, some of which is located at customer premises and is available for customers’ immediate use (referred to as consignment inventory). Complete sets of product, including large and small sizes, have to be made available in this way. These outer sizes are used less frequently than standard sizes and towards the end of the product life cycle are inevitably in excess of requirements. Adjustments to carrying value are therefore required to be made to orthopaedic inventory to anticipate this situation. These adjustments are calculated in accordance with a formula based on levels of inventory compared with historical or forecast usage. This formula is applied on an individual product line basis and is first applied when a product group has been on the market for two years. This method of calculation is considered appropriate based on experience but it involves management judgements on effectiveness of inventory deployment, length of product lives, phase-out of old products and efficiency of manufacturing planning systems.

	2022	2021
	$ million	$ million
Raw materials and consumables	474	424
Work-in-progress	78	79
Finished goods and goods for resale	1,653	1,341
	2,205	1,844

Management have not changed their policy for calculating the provision since 31 December 2021, nor is a change in the key assumptions underlying the methodology expected in the next 12 months. As a result of increased inventory levels, the provision has increased from $430m at 31 December 2021 to $504m at 31 December 2022. The provision, however, reduced as a result of foreign exchange movements of $15m. The determination of the estimate of excess and obsolete inventory is a critical accounting estimate and includes assumptions on the future usage of all different items of finished goods. The provision for excess and obsolete inventory is not considered to have a range of potential outcomes that is significantly different to the $504m at 31 December 2022 in the next 12 months. The provision has a high degree of estimation uncertainty given the range of products and sizes, with a potential range of reasonable outcomes that could be material over the longer term.

The cost of inventories recognised as an expense and included in cost of goods sold amounted to $1,302m (2021: $1,407m, 2020: $1,129m). No adverse manufacturing variances generated by factory specific shutdowns or reductions in scheduled production due to Covid were directly expensed to cost of goods sold in 2022 (2021: $nil, 2020: $85m). In addition, $117m was recognised as an expense within cost of goods sold resulting from inventory write-offs and provision increases (2021: $105m, 2020: $144m).

Notwithstanding inventory acquired within acquisitions, no inventory is carried at fair value less costs to sell in any year.